CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS
OF
Simlatus Corporation

We, the undersigned, do hereby certify that at a meeting of the Board of Directors (the “Board”) of Simlatus Corporation, a corporation incorporated under the laws of the State of Nevada (the “Corporation”), duly held on October 29, 2018, at which said meeting no less than a majority of the directors were present and voting throughout, the following resolution, upon motions made, seconded and carried, was duly adopted and is now in full force and effect:

WHEREAS, the Board of Directors has cause to appoint Richard N. Hylen as the new Chief Executive Officer, Chairman of the Board, and Corporate (President, Secretary, and Treasurer) of the Company effective November 1, 2018. Richard will be provided an Employment Agreement that includes the issuance of 500 Preferred Series B Control Shares, and an annual salary of $120,000 which can be accumulated at 6% interest and converted to restricted common stock at fair market value at the time of conversion.

Mr. Hylen is 72 years old. As the Founder of Satel Inc., the Managing Director of Turner Broadcasting Far East LTD, and a Senior Executive of Viacom’s San Francisco cable company, Richard has over 35 years of experience providing video and Internet using the most advanced technologies including: cable, fiber, satellite, wireless and CAT5 not only domestically, but to over 50 countries worldwide. His skill set encompasses successfully negotiating complicated licensing agreements with governmental entities, creating joint venture partnerships, developing strategic distribution relationships, financing, designing, installing and managing advanced technologies to provide consumers with video and Internet services. Hylen used his extensive corporate management expertise combined with his technical knowledge to create Satel, recognized as one of the nation’s largest providers of DirecTV to high rise buildings in a major metropolitan market.

WHEREAS, the Board of Directors has cause to dismiss Robert Stillwaugh as an officer and director, specifically as the Chief Executive Officer, Chairman of the Board, and Corporate (President) of the Company effective November 1, 2018. Bob will be provided an Employment Agreement that includes returning to Treasury 250 Preferred Series B Control Shares, and an annual salary of $45,000 which can be accumulated at 6% interest and converted to restricted common stock at fair market value at the time of conversion.

WHEREAS, the Board of Directors will cause to dismiss Mike Schatz as an officer and director, specifically as the Chief Operations Officer, Director and Corporate (Secretary and Treasurer) of the Company effective November 1, 2018. Mike will be provided an Employment Agreement that includes returning to Treasury 250 Preferred Series B Control Shares, and an annual salary of $45,000 which can be accumulated at 6% interest and converted to restricted common stock at fair market value at the time of conversion.

NOW, THEREFORE, BE IT:

RESOLVED, the Board of Directors appointed Richard N. Hylen as the new Chief Executive Officer, Chairman of the Board, and Corporate (President, Secretary, and Treasurer) of the Company effective November 1, 2018. Richard will be provided an Employment Agreement that includes the issuance of 500 Preferred Series B Control Shares, and an annual salary of $120,000 which can be accumulated at 6% interest and converted to restricted common stock at fair market value at the time of conversion.

Mr. Hylen is 72 years old. As the Founder of Satel Inc., the Managing Director of Turner Broadcasting Far East LTD, and a Senior Executive of Viacom’s San Francisco cable company, Richard has over 35 years of experience providing video and Internet using the most advanced technologies including: cable, fiber, satellite, wireless and CAT5 not only domestically, but to over 50 countries worldwide. His skill set encompasses successfully negotiating complicated licensing agreements with governmental entities, creating joint venture partnerships, developing strategic distribution relationships, financing, designing, installing and managing advanced technologies to provide consumers with video and Internet services. Hylen used his extensive corporate management expertise combined with his technical knowledge to create Satel, recognized as one of the nation’s largest providers of DirecTV to high rise buildings in a major metropolitan market.

WHEREAS, the Board of Directors dismissed Robert Stillwaugh as an officer and director, specifically as the Chief Executive Officer, Chairman of the Board, and Corporate (President) of the Company effective November 1, 2018. Bob will be provided an Employment Agreement that includes returning to Treasury 250 Preferred Series B Control Shares, and an annual salary of $45,000 which can be accumulated at 6% interest and converted to restricted common stock at fair market value at the time of conversion.

WHEREAS, the Board of Directors dismissed Mike Schatz as an officer and director, specifically as the Chief Operations Officer, Director and Corporate (Secretary and Treasurer) of the Company effective November 1, 2018. Mike will be provided an Employment Agreement that includes returning to Treasury 250 Preferred Series B Control Shares, and an annual salary of $45,000 which can be accumulated at 6% interest and converted to restricted common stock at fair market value at the time of conversion.

RESOLVED, that any executive officer of the Corporation be, and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify and deliver to the transfer agent of the Corporation, as any appropriate and/or proper way to implement the provisions of the foregoing resolutions:

The undersigned, do hereby certify that we are members of the Board; that the attached is a true and correct copy of resolutions duly adopted and ratified at a meeting of the Board duly convened and held in accordance with its by-laws and the laws of the Corporation’s state of incorporation, as transcribed by us from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, we have hereunto set our hands as Members of the Board of Directors of the Corporation.

/s/ Robert Stillwaugh	10/29/2018
Robert Stillwuagh, Chairman (Dismissed)	Date

/s/ Mike Schatz	10/29/2018
Mike Schatz, Director (Dismissed)	Date

/s/ Richard Hylen	10/29/2018
Richard Hylen, Chairman and CEO (Appointed)	Date